UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  December 13, 2004

CUTTER & BUCK INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

WASHINGTON	0-26608	91-1474587
(STATE OR OTHER JURISDICTION	(COMMISSION	(I.R.S. EMPLOYER
OF INCORPORATION)	FILE NUMBER)	IDENTIFICATION NO.)

701 N. 34TH STREET, SUITE 400, SEATTLE, WASHINGTON	98103
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:  (206) 622-4191

INAPPLICABLE

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                On December 11, 2004, Cutter & Buck entered into an Employment Agreement with John T. Wyatt, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.  Under the terms of the Agreement, Wyatt will serve as the President and Chief Executive Officer of Cutter & Buck for an initial term of two years, unless earlier removed.  The Agreement provides that Wyatt will receive an annual base salary of Five Hundred Thousand Dollars ($500,000) and requires Cutter & Buck to provide relocation assistance to Wyatt of up to Two Hundred Sixty-five Thousand Dollars ($265,000).  In addition, the Agreement calls for Wyatt to receive options to purchase Eighty Thousand (80,000) shares of Cutter & Buck stock and Twenty Thousand (20,000) shares of Cutter & Buck Restricted Stock.  Finally, upon any termination of Wyatt’s employment by Cutter & Buck without cause, or by Wyatt for good reason, the Agreement calls for Cutter & Buck to pay Wyatt an amount equal to twelve months of his then current base salary in exchange for Wyatt’s compliance with certain noncompetition covenants.

                On December 11, 2004, Cutter & Buck entered into a Change in Control Agreement with John T. Wyatt, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.  Under the terms of that Agreement, and conditioned upon the occurrence of the termination of Wyatt’s employment with Cutter & Buck in connection with certain changes in control of the Company, Cutter & Buck may be obligated to pay Wyatt an amount equal to two hundred percent (200%) of his then current annual base salary.  In exchange for any such payment, Wyatt would be required to comply with certain noncompetition covenants for a period of twenty-four months following Wyatt’s termination.

ITEM 5.02.   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

                On December 11, 2004, Cutter & Buck appointed John T. Wyatt to the position of President and Chief Executive Officer, effective immediately.   Pursuant to the Employment Agreement between Wyatt and Cutter & Buck, Wyatt will serve an initial term of two years from his December 11, 2004 appointment.  It is anticipated that Wyatt will soon join the Company’s Board of Directors.  From 2002 to 2004, Wyatt, age 49, served as President of Intimate Apparel/Sportswear for The Warnaco Group, Inc., an international designer, manufacturer and seller of intimate apparel, swimwear and sportswear .  From 1992 through 2002, Wyatt  served as Executive Vice President of Strategic Planning and E-Business Strategies for Saks Incorporated, a national retailer operating in excess of 390 stores throughout the United States.   From 1998 to 1999, Wyatt acted as Chairman and Chief Executive Officer of Saks’ chain of Parisian department stores..  Prior to 1998, Wyatt had been engaged in various executive level positions at Warnaco Intimate Apparel and VF Corporation.

ITEM 7.01. REGULATION FD DISCLOSURE

                On December 13, 2004, Cutter & Buck Inc. issued a press release announcing the appointment of John T. Wyatt to the position of President and Chief Executive Officer, effective immediately.  The information in this Current Report is being furnished as Exhibit 99.3 to this Current Report on Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

99.1	Employment Agreement between Cutter & Buck Inc. and John T. Wyatt dated December 11, 2004, filed pursuant to Item 1.01 of this Form 8-K.

99.2	Change in Control Agreement between Cutter & Buck Inc. and John T. Wyatt dated December 11, 2004, filed pursuant to Item 1.01 of this Form 8-K.

99.3

Press Release dated December 13, 2004, furnished pursuant to Item 7.01 of this Form 8-K announcing the appointment of John T. Wyatt to the position of President and Chief Executive Officer, effective immediately.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUTTER & BUCK INC.

By:	/s/ Ernest R. Johnson
Ernest R. Johnson
Chief Financial Officer

Dated: December 14, 2004

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Employment Agreement between Cutter & Buck Inc. and John T. Wyatt dated December 11, 2004, filed pursuant to Item 1.01 of this Form 8-K.

99.2	Change in Control Agreement between Cutter & Buck Inc. and John T. Wyatt dated December 11, 2004, filed pursuant to Item 1.01 of this Form 8-K.

99.3

Press Release dated December 13, 2004, furnished pursuant to Item 7.01 of this Form 8-K announcing the appointment of John T. Wyatt to the position of President and Chief Executive Officer, effective immediately.